DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectus dated April 30, 2014

The following replaces the information in the section entitled “Series summary – Who manages the Series? – Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Sub-advisor

Effective May 1, 2014, Jackson Square Partners, LLC (JSP) is serving as sub-advisor to the Fund under an interim sub-advisory agreement between Delaware Management Company and JSP, pending shareholder approval of a final sub-advisory agreement between the parties.

Portfolio managers	Title with JSP	Start date on the Series
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Portfolio Manager, Equity Analyst	January 2010

The following replaces the information in the section entitled “Who manages the Series – Investment manager”:

Sub-advisor

Effective May 1, 2014, Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, CA 94111, is serving as sub-advisor to the Fund under an interim sub-advisory agreement between Delaware Management Company and JSP, pending shareholder approval of a final sub-advisory agreement between the parties.

JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, LLC, a Delaware limited liability company. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services with JSP.

The following replaces the information in the section entitled “Who manages the Series – Portfolio managers”:

Portfolio managers

Christopher J. Bonavico and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Series.

Christopher J. Bonavico, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Christopher J. Bonavico became a member of Jackson Square Partners, at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Kenneth F. Broad became a member of Jackson Square Partners, at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 5, 2014.